J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Diversified Return Europe Equity ETF (“JPEU”)

JPMorgan Diversified Return Global Equity ETF (“JPGE”)

(each, a “Fund”)

Supplement dated May 15, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information

dated March 1, 2020, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN DIVERSIFIED RETURN EUROPE EQUITY ETF AND JPMORGAN DIVERSIFIED RETURN GLOBAL EQUITY ETF. The Board of Trustees (the “Board”) of the Funds has approved the liquidation and dissolution of each Fund on the following schedule:

Fund	Liquidation Date

JPMorgan Diversified Return Europe Equity ETF	On or about June 19, 2020

JPMorgan Diversified Return Global Equity ETF	On or about June 26, 2020

In connection with the liquidation and dissolution, each Fund may depart from its stated investment objective and deviate from its underlying index as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), each Fund shall distribute pro rata to its shareholders of record all of the assets of that Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of each Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of each Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

After the close of business on Friday, June 12, 2020 for JPEU and on Friday, June 19, 2020 for JPGE, each Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on NYSE Arca, Inc. (“NYSE Arca”). Shareholders should be aware that after June 12, 2020 for JPEU and after Friday, June 19, 2020 for JPGE, each Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of each Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During this period, each Fund is likely to incur higher tracking error than is typical for that Fund. Furthermore, during the time between market close on Friday, June 12, 2020 for JPEU and on Friday, June 19, 2020 for JPGE and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.

Shareholders may sell their holdings of a Fund, incurring typical transaction fees from their broker-dealer, on NYSE Arca until market close on Friday, June 12, 2020 for JPEU and on Friday, June 19, 2020 for JPGE, at which point the Fund’s shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. Shareholders who continue to hold shares of either Fund on the Liquidation Date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in that Fund on that date. Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on Friday, June 12, 2020 for JPEU and on Friday, June 19, 2020 for JPGE. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-JPEU-JPGE-LIQ-520